================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                 APRIL 18, 2002
                                 --------------


                          ----------------------------


                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)


                   0-18929                              75-2349915
                   -------                              ----------
          (Commission File Number)           (IRS Employer Identification No.)

            690 EAST LAMAR BLVD.
                  SUITE 200
              ARLINGTON, TEXAS                            76011
              ----------------                            -----
  (Address of Principal Executive Offices)             (Zip Code)

                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 5.           OTHER EVENTS.

         On April 18, 2002, the Registrant issued a press release announcing its financial results for the third quarter of fiscal 2002.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

         Exhibit 99                 Press Release, dated April 18, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TANDY BRANDS ACCESSORIES, INC.


                                         By:      /s/ J.S.B. Jenkins
                                            ------------------------------------
                                            J.S.B. Jenkins, President and Chief
                                            Executive Officer

                               INDEX TO EXHIBITS

         EXHIBIT
         NUMBER      DESCRIPTION
         -------     -----------
           99        Press Release, dated April 18, 2002.